SCHEDULE 14A
                               (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                        of 1934 (Amendment No.         )

  Filed by Registrant  [X]
  Filed by a Party other than the Registrant [ ]
  Check the appropriate box:
  [ ]  Preliminary Proxy Statement
  [ ]  Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e) (2))
  [X]  Definitive Proxy Statement
  [ ]  Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


               (Name of Registrant as Specified In Its Charter)

                       HALLMARK FINANCIAL SERVICES, INC.
  ___________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

  Payment of Filing Fee (Check the appropriate box):
  [X]  No fee required.
  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:
  ___________________________________________________________________________
       (2) Aggregate numer of securities to which transactions applies:
  ___________________________________________________________________________
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  ___________________________________________________________________________
       (4) Proposed maximum aggregate value of transaction:
  ___________________________________________________________________________
       (5) Total Fee Paid
  ___________________________________________________________________________
  [ ]  Fee paid previously with preliminary materials.
  [ ]  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
  ___________________________________________________________________________
       (1) Amount Previously Paid:
  ___________________________________________________________________________
       (2) Form, Schedule or Registration Statement No:
  ___________________________________________________________________________
       (3) Filing Party:
  ___________________________________________________________________________
       (4) Date Filed:
  ___________________________________________________________________________

                      HALLMARK FINANCIAL SERVICES, INC.
                       14651 Dallas Parkway, Suite 900
                             Dallas, Texas 75254


                               PROXY STATEMENT

                                     FOR

                        ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD MAY 19, 2003

                           _______________________


                   SOLICITATION AND REVOCABILITY OF PROXIES

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hallmark Financial Services, Inc., a Nevada corporation (the "Company"), to be voted at the 2003 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Monday, May 19, 2003, at the time and place and for the purposes set forth in the accompanying
 Notice of Annual Meeting of Shareholders (the "Notice"), and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon. If no direction is indicated on the proxy, the shares represented thereby will be voted for the election of each of the nominees for director and in the discretion of the proxy holder on any other matter that may properly come before the meeting.

      Submitting a proxy will not affect a shareholder's right to vote in person at the Annual Meeting. Any shareholder who gives a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to the Company, by substituting a new proxy executed on a later date, or by making a written request in person at the Annual Meeting that the proxy be returned. However, mere attendance at the Annual Meeting will not of itself revoke the proxy.

      All expenses of preparing, assembling and mailing this Proxy Statement and the enclosed materials and all costs of soliciting proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone or in person. Such officers and employees who solicit proxies will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares they hold, and the Company may reimburse them for reasonable out-of-pocket expenses they incur in forwarding these materials.

      The principal executive offices of the Company are located at 14651 Dallas Parkway, Suite 900, Dallas, Texas 75254. The Company's mailing address is the same as that of its principal executive offices.

      This Proxy Statement and the accompanying form of proxy are first being mailed or given to shareholders on or about April 25, 2003. A copy of the Company's Annual Report for the fiscal year ended December 31, 2002, is enclosed herewith. Except as expressly incorporated by reference herein, such Annual Report does not constitute a part of the materials used for the solicitation of proxies.

                           PURPOSES OF THE MEETING

      At the Annual Meeting, the shareholders of the Company will consider and vote on the following matters:

           1. Election of six directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified; and

           2. Transaction of such other business as may properly come before the meeting or any adjournment thereof.


                              QUORUM AND VOTING

      The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on April 22, 2003 (the "Record Date"). On the Record Date, there were 11,166,800 shares of Common Stock of the Company, par value $0.03 per share (the "Common Stock"), issued and outstanding, each of which is entitled to one vote on all matters to be acted upon at the Annual Meeting. There are no cumulative voting rights. The presence, in person or by proxy, of holders of one-third of the outstanding shares of Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. Assuming the presence of a quorum, directors will be elected by a plurality of the votes cast. The affirmative vote of the holders of a majority of the shares of Common Stock actually voted will be required for the approval of all other matters to come before the Annual Meeting.

      Abstentions and broker non-votes will be counted solely for purposes of determining whether a quorum is present at the Annual Meeting. Pursuant to the Bylaws of the Company, abstentions and broker non-votes will not be counted in determining the number of shares voted on any matter and will have no effect on the election of directors or the approval of any proposal submitted to a vote of the shareholders at the Annual Meeting.


           PRINCIPAL SHAREHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

      The following table and the notes thereto set forth certain information regarding the beneficial ownership of the Common Stock as of the Record Date, by (i) the current executive officers of the Company, (ii) each current director and nominee for director of the Company, (iii) all current executive officers and current directors of the Company as a group; and
 (iv) each other person known to the Company to own beneficially more than five percent of the presently outstanding Common Stock. Unless otherwise indicated, the persons identified in the table have sole voting and dispositive power with respect to the shares shown as beneficially owned by them. Except as otherwise indicated, the mailing address for all persons is the same as that of the Company.


                                        No. of Shares      Percent of Class
 Shareholder                          Beneficially Owned  Beneficially Owned
 -----------                          ------------------  ------------------

 Mark E. Schwarz 1                        5,409,001              47.9

 Timothy A. Bienek                           -0-                  -0-

 Scott K. Billings                           -0-                  -0-

 Scott T. Berlin 2                           75,000               0.7

 James H. Graves 3                          252,500               2.2

 George R. Manser 3, 4                      203,200               1.8

 James C. Epstein                            -0-                  -0-

 All executive officers and current
 directors, as a group (6 persons) 5      5,939,701              50.7

 Thomas G. Berlin 6                       1,909,600              17.1

 Newcastle Partners, L.P. 7               5,334,001              47.6

 -----------

 1 Includes 75,000 shares which may be acquired by Mr. Schwarz pursuant to stock options exercisable on or within 60 days after the Record Date, 5,284,001 shares owned by Newcastle Partners, L.P., a limited partnership indirectly controlled by Mr. Schwarz, and 50,000 shares which may be acquired by Newcastle Partners, L.P. pursuant to stock options exercisable on or within 60 days after the Record Date. See
      Note 7, below.

 2 Includes 75,000 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date. Mr. Berlin disclaims beneficial ownership of all shares owned by his parents, Mr. & Mrs. Thomas G. Berlin.

 3 Includes 175,000 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

 4 Includes 9,000 shares held by Mr. Manser's spouse, over which shares Mr. Manser shares voting and dispositive power.

 5 Includes 550,000 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

 6 As reported on Form 4 filed with the Securities and Exchange Commission on September 17, 2002. Includes 40,600 shares over which Mr. Berlin shares voting and dispositive power with his spouse. The address for Mr. Berlin is 37500 Eagle Road, Willoughby Hills, Ohio 44094. Thomas
      G. Berlin is the father of Scott T. Berlin.

 7 As reported on Schedule 13D filed with the Securities and Exchange Commission on January 28, 2003. Includes 50,000 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date. Mark E. Schwarz is the managing member of Newcastle Capital Group, L.L.C., which is the general partner of Newcastle Capital Management, L.P., which is the general partner of Newcastle Partners, L.P. The address for Newcastle Partners, L.P. is 300 Crescent Court, Suite 1110, Dallas, Texas 75201.


                            ELECTION OF DIRECTORS
                                   (Item 1)

      At the Annual Meeting, six directors will be elected for a term expiring at the 2004 annual meeting of the Company's shareholders or when their successors are elected and qualify. Directors will be elected by a plurality of the votes cast at the Annual Meeting. Cumulative voting is not permitted in the election of directors.

      The Company's Board of Directors has proposed the following slate of nominees for election as directors at the Annual Meeting. None of the nominees was selected on the basis of any special arrangement or understanding with any other person. None of the nominees bears any family relationship to any other nominee or to any executive officer of the Company. In the absence of instructions to the contrary, shares represented by proxy will be voted for the election of each nominee named below. Each nominee has accepted nomination and agreed to serve if elected. If any nominee becomes unable to serve before election, shares represented by proxy may be voted for the election of a substitute nominee designated by the Board of Directors.

      The Board of Directors recommends a vote FOR election of each nominee below.

                            Director
 Name                Age     Since   Current Position(s) with the Company
 ----                ---     -----   ------------------------------------

 Mark E. Schwarz      42     2001    Chief Executive Officer, Director and
                                     Chairman of the Board

 Timothy A. Bienek    44     2002    President, Chief Operating Officer and
                                     Director

 James H. Graves      54     1995    Director

 George R. Manser     71     1995    Director

 Scott T. Berlin      33     2001    Director

 James C. Epstein     44             None


      Mark E. Schwarz was elected Chief Executive Officer of the Company effective January 1, 2003. Mr. Schwarz has since 1993 served, directly or indirectly through entities he controls, as the sole general partner of Newcastle Partners, L.P., a private investment firm. Since 2000, he has also served as the President and sole Managing Member of Newcastle Capital Group, L.L.C., the general partner of Newcastle Capital Management, L.P., a private investment management firm. From 1995 until 1999, Mr. Schwarz was also a Vice President of Sandera Capital Management, L.L.C., a private investment firm associated with the Lamar Hunt family. From 1993 until 1996, Mr. Schwarz was a securities analyst and portfolio manager for SCM Advisors, L.L.C., an investment advisory firm. Mr. Schwarz presently serves as a director of Bell Industries, Inc., a company primarily engaged in providing computer systems integration services; Nashua Corporation, a manufacturer of specialty papers, labels and printing supplies; Pizza Inn, Inc., an operator and franchisor of pizza restaurants; SL Industries, Inc., a developer of power systems used in a variety of aerospace, computer, datacom, industrial, medical, telecom, transportation and utility equipment applications; Tandycrafts, Inc., a manufacturer of frames, framed art, mirrors, and other wall decor products; and WebFinancial Corporation, a banking and specialty finance company.

      Timothy A. Bienek was elected President and Chief Operating Officer of the Company effective January 1, 2003, after joining the Company as Executive Vice President in September, 2002. Mr. Bienek came to the Company from the position of Chief Operating Officer of Benfield Blanch Inc., a reinsurance intermediary. Previously, he had served as a Senior Vice President of AAM Capital Partners, a private equity fund for investing in the insurance industry. Mr. Bienek has also served as the Director of Corporate Finance and Planning for Allstate Insurance Company, the Director of Corporate Planning and then Chief Financial Officer for the Personal Lines Division of TIG Holdings, and a Vice President directing the property-casualty insurance rating practice of Duff & Phelps Credit Rating Company. He began his career in the insurance industry in 1983 with Allstate Insurance Company, during which tenure he was promoted to Corporate Finance and Planning Manager and then Controller of the Auto Products Group.

      James H. Graves is a Partner of Erwin, Graves & Associates, LP, a management consulting firm founded in 2002. Previously, he was a Managing Director of UBS Warburg, Inc., an international financial services firm which provides investment banking, underwriting and brokerage services. He was a Managing Director of Paine Webber Group Inc. prior to its acquisition by UBS Warburg in November 2000, and was Chief Operating Officer of J.C. Bradford & Co. at the time of its acquisition by Paine Webber Group Inc. in June 2000. Mr. Graves had earlier served as Managing Director of J.C. Bradford & Co. and co-manager of its Corporate Finance Department. Prior to its acquisition by Paine Webber Group Inc., J.C. Bradford & Co. provided investment advisory services to the Company. Prior to joining J.C. Bradford & Co. in 1991, Mr. Graves had for 11 years been employed by Dean Witter Reynolds, where he completed his tenure as the head of the Special Industries Group in New York City. Mr. Graves also serves as a director of Cash America International, Inc., a company operating pawn shops and jewelry stores, and is Vice Chairman and a director of Detwiler, Mitchell & Company, a securities brokerage and investment banking firm.

      George R. Manser is Chairman of Concorde Holding Co. and CAH, Inc. LLC, each a private investment management company, and a director of State Auto Financial Corp., an insurance holding company that engages primarily in the property and casualty insurance business. Prior to his retirement in 2000, Mr. Manser also served as Chairman of Uniglobe Travel (Capital Cities), Inc., a franchisor of travel agencies; a director of CheckFree Corporation, a provider of financial electronic commerce services, software and related products; and an advisory director of J.C. Bradford & Co. From 1995 to 1999, Mr. Manser served as the Director of Corporate Finance of Uniglobe Travel USA, L.L.C., a franchisor of travel agencies, and also served as a director of Cardinal Health, Inc. and AmerLink Corp. From 1984 to 1994, he also served as a director and Chairman of North American National
 Corporation and its subsidiaries, Pan-Western Life Insurance Company, Brookings International Life Insurance Company and Howard Life Insurance Company.

      Scott T. Berlin  is a  Director focused  on the  corporate finance  and mergers/acquisitions practice at Brown, Gibbons, Lang & Company, an investment banking firm serving middle market companies. Prior to joining Brown, Gibbons, Lang & Company in 1997, Mr. Berlin was a lending officer in the Middle Market Group at The Northern Company.

      James C. Epstein is Chairman of EWI RE, Inc., a reinsurance intermediary and consulting firm which he founded in 1988 and led as President until 2000. From 1985 to 1988, he served as a Vice President and member of the reinsurance advisory board Sedgwick Group, PLC, an international insurance, reinsurance and consulting firm. From 1984 to 1985, he worked as a reinsurance broker at E.W. Blanch Co. Mr. Epstein began his insurance career in 1981 as an actuary with Tillinghast & Co. Mr. Epstein is also a director of American Transportation and Trucking Insurance Company, an insurer of long-haul trucking fleets.

 Board Committees and Meetings

      Standing committees of the Board of Directors of the Company include the Executive Committee, the Audit Committee, the Compensation Committee and the Stock Option Committee.

      The Executive Committee is currently comprised of Mr. Schwarz (chairman), Mr. Graves and Mr. Manser. Between meetings of the Board of Directors, the Executive Committee has the full power and authority of the Board in the management of the business and affairs of the Corporation, except as limited by the Bylaws or statute. The Executive Committee meets periodically between meetings of the Board of Directors, but held no such meetings during 2002.

      The Audit Committee is currently comprised of Mr. Manser (chairman), Mr. Graves and Mr. Berlin. The Board of Directors has determined that all of the current members of the Audit Committee are independent (as defined by applicable rules of the American Stock Exchange). The Audit Committee oversees the conduct of the financial reporting process of the Company, including reviewing with management and the outside auditors the audited financial statements included in the Company's Annual Report, the Committee chairman reviewing with the outside auditors the interim financial results included in the Company's quarterly reports filed with the Securities and Exchange Commission, discussing with management and the outside auditors the quality and adequacy of internal controls, and reviewing the independence of the outside auditors. See, Audit Committee Report. The Audit Committee met four times during 2002.

      The Compensation Committee and the Stock Option Committee are currently comprised of Mr. Graves (chairman), Mr. Schwarz and Mr. Berlin. At the direction of the full Board, the Compensation Committee reviews and makes recommendations with respect to compensation of the executive officers of the Company. The Stock Option Committee administers the Company's 1991 Key Employee Stock Option Plan and 1994 Key Employee Long Term Incentive Plan, including the determination of participants therein and the grant of options thereunder. Neither the Compensation Committee nor the Stock Option Committee met during 2002.

      The full Board of Directors acts in place of a nominating committee to investigate qualified nominees for election to the Board when vacancies occur. The Board has not implemented any formal procedures for consideration of nominees submitted by shareholders of the Company.

      The Board of Directors held four meetings during 2002. Various matters were also approved by the unanimous written consent of the Board of Directors during the last fiscal year. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served.

 Director Compensation

      Each non-employee director receives a fee of $1,500 for each Board meeting attended and a fee of $750 for each committee meeting attended. No other compensation was paid to any non-employee director during 2002.

 Compliance with Section 16(a) of the Securities Exchange Act of 1934

      The Company's executive officers, directors and beneficial owners of more than 10% of the Company's Common Stock are required to file reports of ownership and changes of ownership of the Common Stock with the Securities and Exchange Commission. Based solely upon information provided to the Company by individual directors, executive officers and beneficial owners, the Company believes that all such reports were timely filed during and with respect to the fiscal year ended December 31, 2002.

                            AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors of the Company is composed of three independent directors and operates under a written charter adopted by the Board of Directors in accordance with applicable rules of the Securities and Exchange Commission and the American Stock Exchange.

      The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and is authorized to retain outside counsel, auditors or other experts for this purpose. Subject to any action that may be taken by the full Board, the Audit Committee also has the authority and responsibility to select, evaluate and, where appropriate, replace the Company's independent certified public accountants.

      The Company's management is responsible for preparing the Company's financial statements and the independent accountants are responsible for auditing those financial statements. The role of the Audit Committee is to monitor and oversee these processes.

      In this context, the Audit Committee has reviewed and discussed the consolidated financial statements with both management and the independent accountants. The Audit Committee also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received from the independent accountants the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants their independence.

      Based upon the Audit Committee's review and discussions with management and the independent accountants, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the year ended December 31, 2002. The Audit Committee also retained PricewaterhouseCoopers LLP as the Company's independent accountants for the 2003 fiscal year.

 Audit Committee:    George R. Manser
 ----------------    James H. Graves
                     Scott T. Berlin


        EXECUTIVE OFFICERS AND OTHER SIGNIFICANT EMPLOYEES

 Executive Officers

      The following persons are currently the only executive officers of  the
 Company:

 Name                Age             Position(s) with the Company
 ----                ---             ----------------------------

 Mark E. Schwarz     42   Chief Executive Officer, Director and Chairman of
                          the Board

 Timothy A. Bienek   44   President, Chief Operating Officer and Director

 Scott K. Billings   40   Chief Financial Officer and Secretary


      No executive officer bears any family relationship to any other executive officer or to any director or nominee for director of the Company. No director, nominee for director or executive officer of the Company has been involved in any legal proceedings that would be material to an evaluation of the management of the Company. Information concerning the business experience of Mark E. Schwarz and Timothy A. Bienek is provided under Election of Directors.

      Scott K. Billings became Chief Financial Officer of the Company as of January 1, 2003, and was elected Secretary in March, 2003. Prior to joining the Company, Mr. Billings was a Senior Vice President and Chief Financial Officer of domestic operations for Benfield Blanch Inc., a reinsurance intermediary, and the Chief Accounting Officer for E.W. Blanch Holdings, Inc., the publicly-held predecessor to Benfield Blanch Inc. From 1994 to 1998, he served as the Controller for H.D. Vest Financial Services, a provider of financial services to tax professionals. Mr. Billings was a senior accountant with a private accounting firm from 1989 to 1994.

 Other Significant Employees

      The following persons are not executive officers of the Company but are nonetheless expected to make significant contributions to the business of the Company:


 Name                 Age       Position with the Company or Subsidiary
 ----                 ---       ---------------------------------------

 John J. DePuma       65   Senior Vice President - Corporate Planning of the
                           Company

 Brookland F. Davis   39   President of American Hallmark Insurance Company
                           of Texas

 Kevin Kasitz         40   President of Millers General Agency, Inc.

 Joseph G. Smith      48   President of Phoenix Indemnity Insurance Company


      John J. DePuma joined the Company in 1990 as Vice President and Chief Financial Officer and was promoted to Senior Vice President in 1994. He relinquished his role as Chief Financial Officer to focus on corporate planning effective January 1, 2003. For 10 years prior to joining the Company, Mr. DePuma was Vice President and Chief Financial Officer of HiLite Industries, Inc., a manufacturer of original equipment auto parts.

      Brookland F. Davis became the President of the Company's Texas-based non-standard automobile insurance company, American Hallmark Insurance Company of Texas, and certain of the Company's other subsidiaries effective January 1, 2003. Since 2001, Mr. Davis had been employed by Bankers Insurance Group, Inc., a property/casualty and life insurance group of companies, where he began as the Chief Accounting Officer and was ultimately promoted to President of their Texas managing general agency and head of their nationwide non-standard personal automobile operations. From 1998 to 2000, he served as Executive Vice President and Chief Financial Officer of Paragon Insurance Holdings, LLC, a multi-state personal lines managing general agency offering non-standard personal automobile and homeowners insurance, which Mr. Davis co-founded. During 1997, Mr. Davis was a Senior Manager with KPMG Peat Marwick focusing on the financial services practice area. From 1993 to 1997, he served as Vice President and Treasurer of Midland Financial Group, Inc., a multi-state property/casualty insurance company focused on non-standard automobile insurance. Mr. Davis began his professional career in 1986 in public accounting with first Coopers & Lybrand and later KPMG Peat Marwick, where he ended his tenure in 1992 as a Supervising Senior Tax Specialist. Mr. Davis is a certified public accountant licensed in Texas and Tennessee.

      Kevin Kasitz became the Chief Operating Officer of the Company's managing general agency for the marketing of commercial lines policies, Millers General Agency, Inc., effective April 1, 2003. Prior to joining the Company, Mr. Kasitz had since 1991 been employed by Benfield Blanch Inc., a reinsurance intermediary, where he served as a Senior Vice President in the Program Services division (2000 to 2003) and Alternative Distribution division (1999 to 2000), a Vice President in the Alternative Distribution division (1994 to 1999) and a Manager in the Wholesale Insurance Services division (1991 to 1994). From 1989 to 1991, he was a personal lines underwriter for Continental Insurance Company and from 1986 to 1989 was an internal auditor for National County Mutual Insurance Company, a regional non-standard automobile insurer.

      Joseph G. Smith has since 1998 been the President of Phoenix Indemnity Insurance Company, an Arizona-based non-standard automobile insurer which was acquired by the Company effective January 1, 2003. From 1994 to 1998, Mr. Smith served as Vice President of Strategic Planning, Compliance and Internal Audit for Acceptance Insurance Companies, Inc., a property/casualty insurance company which was previously the parent of Phoenix Indemnity Insurance Company. From 1982 to 1993, he was employed by The Redland Group, a property/casualty insurance holding company, where he began as Controller, then served as Vice President of Finance and Chief Financial Officer and completed his tenure as Vice President of Administration, Treasurer and Chief Financial Officer. Mr. Smith began his professional career as an auditor with Ernst & Whinney in 1977.

                            EXECUTIVE COMPENSATION

 Summary Compensation Table

      The  following  table   sets  forth   certain  information   concerning
 compensation of the Chief Executive Officer and certain other persons who were executive officers of the Company during the 2002 fiscal year.

                                                                  Other Annual
        Name and             Year Ended                           Compensation
   Principal Positions      December 31  Salary ($)  Bonus ($) 1      ($) 2
   -------------------      -----------  ----------  -----------      -----

 Linda H. Sleeper               2002      216,000         -0-           872
   President and Chief          2001      195,769         -0-           720
   Executive Officer 3          2000      176,923        30,000         720

 Raymond A. Kilgore             2002      113,135         -0-        12,152
   Senior Vice President and    2001      109,340         -0-        10,750
   Secretary                    2000      106,469        10,000      12,000

 John J. DePuma                 2002      125,977         -0-         6,490
   Senior Vice President and    2001      121,938         -0-         4,750
   Chief Financial Officer      2000      119,954        18,000       6,000

 -------------------------

 1 Bonuses are reflected in the year paid, although accrued in the prior year.

 2 Represents car allowance and employee portion of medical coverage paid by the Company.

 3    Prior to  her election  as President  in September  2000 and  as  Chief
      Executive Officer in December 2000, Ms. Sleeper served as Executive Vice President and Chief Operating Officer.


 Option Grants in Last Fiscal Year

      During the fiscal year ended December 31, 2002, no stock options or stock appreciation rights were granted to any of the executive officers named above.

 Option Exercises in Last Fiscal Year and Fiscal Year-End Values

      None of the executive officers of the Company exercised any options during the fiscal year ended December 31, 2002. The following table shows the value of unexercised options held by the executive officers named above as of December 31, 2002.


                         Securities Underlying        Value of Unexercised
                        Unexercised Options (#)    In-the-Money Options ($) 1
                      --------------------------   --------------------------
       Name           Exercisable  Unexercisable   Exercisable  Unexercisable
       ----           -----------  -------------   -----------  -------------

 Linda H. Sleeper       440,000       60,000         128,000       15,750

 Raymond A. Kilgore     240,000       10,000          75,500        2,625

 John J. DePuma         240,000       10,000          75,500        2,625

 ------------------

 1 Values stated are pre-tax and are based upon the closing price of $0.70 per share of the Common Stock on the American Stock Exchange Emerging Company Marketplace on December 31, 2002, the last trading day of the fiscal year.


 Executive Compensation Agreements

      The Company previously entered into an Executive Compensation Agreement with each of Linda H. Sleeper, Raymond A. Kilgore, and John J. DePuma. The term of the agreements with Mr. Kilgore and Mr. DePuma expired on December 31, 2000. The term of the agreement with Ms. Sleeper expired December 31, 2002.

      In order to provide a smooth transition of responsibilities to new management, the Company has entered into an agreement with Ms. Sleeper pursuant to which she will provide certain consulting services to the Company until the earlier of her commencement of other employment or June 30, 2003. The Company has agreed to pay Ms. Sleeper $8,750 per month and satisfy the premiums to permit her to continue health insurance coverage available under The Consolidated Omnibus Budget Reconciliation Act of 1986 (COBRA) during the period she provides such consulting services.


                          RELATED PARTY TRANSACTIONS

      The Chief Executive Officer and Chairman of the Board of Directors of the Company, Mark E. Schwarz, is the managing member of Newcastle Capital Group, L.L.C., which is the general partner of Newcastle Capital Management, L.P., which is in turn the general partner of Newcastle Partners, L.P. ("Newcastle"). On November 1, 2002, the Company entered into a promissory note with Newcastle pursuant to which the Company could borrow up to $9,000,000. The promissory note provides for a fixed interest rate of 11.75%. The unpaid principal balance and accrued and unpaid interest is due and payable on demand at any time after September 30, 2003.

      On November 1, 2002, the Company borrowed $6,500,000 from Newcastle to purchase from a major bank all of the right, title and interest in a promissory note (the "Millers Note") payable to the bank by Millers American Group, Inc. ("Millers"), together with all related loan documentation and collateral. At the time of such acquisition, the Millers Note was in default and had an outstanding balance of approximately $15,070,000. The Millers Note was guaranteed by Trilogy Holdings, Inc. ("Trilogy"), a wholly-owned subsidiary of Millers, and was secured by all of the issued and outstanding capital stock of Millers Insurance Company ("MIC"), a Texas-based property and casualty insurance carrier, and Phoenix Indemnity Insurance Company ("Phoenix"), an Arizona-based property and casualty insurance carrier, each of which was a wholly-owned subsidiary of Trilogy at the time of the acquisition. Effective January 1, 2003, the Company acquired all of the outstanding capital stock of Phoenix in satisfaction of $7,000,000 of the outstanding balance of the Millers Note.

      On December 3, 2002, the Company borrowed an additional $2,100,000 from Newcastle to purchase two inactive subsidiaries from Millers and to purchase Millers General Agency, Inc. ("MGA"), an active Texas managing general agency, from MIC.


                                OTHER BUSINESS
                                   (Item 2)

      The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as they in their discretion may deem appropriate, unless they are directed by the proxy to do otherwise.



                        INDEPENDENT PUBLIC ACCOUNTANTS

      The Audit Committee has selected PricewaterhouseCoopers LLP ("PWC") as independent certified public accountants to audit the consolidated financial statements of the Company for the 2003 fiscal year. PWC also reported on the Company's consolidated financial statements for the fiscal years ended December 31, 2002, 2001 and 2000. Representatives of PWC are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions from shareholders.

 The following table presents fees for professional services rendered by PWC for the audit of the Company's consolidated financial statements for the fiscal years ended December 31, 2002, and December 31, 2001, and fees billed for other services rendered by PWC during those periods.


                                         2002          2001
                                       --------      --------

           Audit Fees 1               $ 242,542     $ 198,000

           Audit-Related Fees 1, 2    $  81,000         -0-

           Tax Fees 3                 $  37,000     $  65,705

           All Other Fees 4               -0-       $   3,400


 1 Reflects fees for services attributable to the indicated fiscal year, a portion of which fees were paid in the subsequent fiscal year.

 2 Audit-related fees related to the preparation of required audited financial statements for newly acquired subsidiaries.

 3 Tax fees related to services in connection with federal, state and local taxes.

 4 All other fees related to services in connection with the investigation of potential acquisitions.


                SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

      Any shareholder desiring to submit a proposal for inclusion in the proxy material relating to the 2004 annual meeting of shareholders must do so in writing. The proposal must be received at the Company's principal executive offices by December 26, 2003. In addition, with respect to any matter proposed by a shareholder at the 2004 Annual Meeting but not included in the Company's proxy materials, the proxy holders designated by the Company may exercise discretionary voting authority if appropriate notice of the shareholder proposal is not received by the Company at its principal executive office by March 11, 2004.


                               By Order of the Board of Directors,

                               /s/ Scott K. Billings
                               ----------------------------
                               Scott K. Billings, Secretary

 April 25, 2003
 Dallas, Texas

                                   [FRONT]

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                    PROXY
                  FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                      HALLMARK FINANCIAL SERVICES, INC.
                           TO BE HELD MAY 19, 2003

      The undersigned hereby appoints Mark E. Schwarz, Timothy A. Bienek and Scott K. Billings, and each of them individually, as the lawful agents and Proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to represent and vote, as designated below, all shares of Common Stock of Hallmark Financial Services, Inc. held of record by the undersigned as of April 22, 2003, at the Annual Meeting of Shareholders to be held on May 19, 2003, or at any adjournment thereof.

 1.  ELECTION OF DIRECTORS

     [ ] FOR all nominees listed below      [ ] WITHHOLD AUTHORITY to vote
         (except as marked to the contrary)     for all nominees listed below

 INSTRUCTIONS: To withhold authority to vote for any nominee, mark the space beside the nominee's name with an "X".

      Mark E. Schwarz                         George R. Manser
      Timothy A. Bienek                       Scott T. Berlin
      James H. Graves                         James C. Epstein


 2. In their discretion, the Proxies are authorized to vote on any other matter which may properly come before the Annual Meeting or any adjournment thereof.

      When properly executed, this proxy will be voted in the manner directed
 herein by the undersigned shareholder.   IF NO DIRECTION IS SPECIFIED,  THIS
 PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS PROPOSED IN ITEM 1.

      The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxies may do by virtue hereof.

                                    [BACK]


      Please sign below exactly as your shares are held of record . When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


 Date: ___________________, 2003   Signature: _______________________________

 PLEASE  MARK,  SIGN,  DATE  AND
 RETURN THE PROXY CARD PROMPTLY,
 USING THE ENCLOSED ENVELOPE.
                                   Signature,
                                   if held jointly: _________________________


   PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OF SHAREHOLDERS. [ ]